THIS WARRANT AND ANY SHARES OF CLASS A COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF AND NO TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE COMPANY, UNLESS (I) SUCH TRANSFER IS MADE IN CONNECTION WITH AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (II) THE COMPANY HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER HEREOF THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENT OF SUCH ACT, THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ANY APPLICABLE STATE SECURITIES LAWS.


                                    WARRANT

                          To Purchase Common Stock of

                            Crescent Jewelers Inc.,
                            a Delaware corporation

     THIS IS TO CERTIFY that Friedman's Inc., a Delaware corporation having its principal place of business at 4 West State Street, Savannah, Georgia 31401, or its registered assigns, is entitled upon the due exercise hereof at any time during the Exercise Period (as hereinafter defined) to purchase 7,942,904 shares of Class A Common Stock, $.01 par value, of Crescent Jewelers Inc., a Delaware corporation (the "Company"), at an Exercise Price of $.06295 per share and to exercise the other rights, powers and privileges hereinafter provided, all on the terms and subject to the conditions set forth herein. The foregoing Exercise Price and number of shares of Class A Common Stock purchasable hereunder are subject to adjustment as hereinafter set forth.


                                   ARTICLE I
                                  DEFINITIONS

     The terms defined in this Article I, whenever used in this Warrant, shall
                               ---------
have the following respective meanings:

     "Adjustment Transaction" shall mean any of (i) the declaration of a
      ----------------------
dividend upon, or distribution in respect of, any of the Company's Capital Stock, payable in Capital Stock of the Company or Convertible Securities or Stock Purchase Rights that would permit the purchase of Capital Stock of the Company, (ii) the subdivision or combination by the Company of its outstanding Capital Stock into a larger or smaller number of shares of Capital Stock, as the case may be, (iii) a Dilutive Transaction, (iv) any capital reorganization or reclassification of the Capital Stock of the Company, (v) the consolidation or merger of the Company with or into another corporation, (vi) the sale or transfer of the property of the Company as (or substantially

as) an entirety, (vii) any repurchase, through cancellation of promissory notes accepted from employees of the Company or employees of a Subsidiary of the Company, of shares of Class A Common Stock purchased by such employees pursuant to the Company's Restricted Stock Purchase Plan, or (viii) any event as to which the foregoing clauses are not strictly applicable but which is required to be treated as an Adjustment Transaction in order for the holder hereof and the holder of all Issued Warrant Shares to collectively be the owner of (or have the right to acquire pursuant hereto) 50% (as such an amount may be adjusted in the event of a cashless exercise pursuant to Section 2.2(b)) of the Company's Capital Stock outstanding on a fully diluted basis, except as such percentage may be reduced as a consequence of an issuance of Capital Stock of the Company not requiring any adjustment in the Exercise Price in accordance with Section 4.2; provided, however, that Adjustment Transaction shall not include the issuance of Capital Stock of the Company or Convertible Securities or Stock Purchase Rights that would permit the purchase of Capital Stock of the Company, pursuant to a Company Stock Plan.

     "Affiliates" means, with respect to any Person, any other Person (i)
      ----------
directly or indirectly controlling or controlled by or under direct or indirect common control with such Person or (ii) directly or indirectly owning or holding ten percent (10%) or more of the Capital Stock in such Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management of the policies of such Person directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Assignment" means the form of Assignment set forth on Exhibit 1-A.
      ----------                                            -----------

     "Capital Stock" means (i) in the case of a corporation, any and all shares,
      -------------
interest, participations or other equivalents however designated whether or not voting, of corporate stock including each class of common stock and each class of preferred stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (iii) in the case of a partnership, partnership interest, (whether general or limited), (iv) in the case of a limited liability company, membership interests and (v) any other interest or participation that confers on the person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

     "Class A Common Stock" means shares of the Company's Class A Common Stock,
      --------------------
$.01 par value per share, any stock into which such stock shall have been changed or any stock resulting from any reclassification of such stock.

     "Class B Common Stock" means shares of the Company's Class B Common Stock,
      --------------------
$.01 par value per share, any stock into which such stock shall have been changed or any stock resulting from any reclassification of such stock.

     "Closing Date" means September 10, 1999.
      ------------

     "Commission" means the Securities and Exchange Commission or another
      ----------
federal agency from time to time administering the Securities Act.

     "Common Stock" means shares of the Company's Class A Common Stock and
      ------------
Class B Common Stock.

     "Company" has the meaning set forth on the cover page of this Warrant and
      -------
shall include any successor corporation.

     "Company Stock Plan" means an employee or director stock option or stock
      ------------------
purchase plan or other equity-based incentive compensation plan sponsored by the Company or a Subsidiary of the Company which provides for the grant of restricted stock, stock options or other incentives to acquire an interest in the Company's Capital Stock, excluding, for purposes of this definition, any such plan that exists as of the date of this Warrant or existed prior to the date of this Warrant.

     "Convertible Securities" means evidences of indebtedness, shares of stock
      ----------------------
or other securities which are convertible into or exchangeable for, with or without payment of additional consideration, additional shares of Capital Stock, either immediately or upon the arrival of a specified date or the happening of a specified event.

     "Credit Agreement" means the Credit Agreement dated as of September 10,
      ----------------
1999, among the Company, Bank of America, N.A. ("Bank of America"), as administrative agent, and the lenders named therein, as the same may be amended from time to time, together with all of the other Credit Documents (as defined in the Credit Agreement), each as the same may be amended from time to time.

     "Current Market Price" as to any security on any date specified herein
      --------------------
means the average of the daily market price for the thirty (30) consecutive trading days before such date excluding any trades which are not bona fide arm's length transactions. The daily market price for each such trading day shall be
(i) the last sale price on such day on the principal stock exchange on which such security is then listed or admitted to trading, (ii) if no sale takes place on such day on any such exchange, the last reported sale price as officially quoted on any such exchange, (iii) if the security is not then listed or admitted to trading on any stock exchange but is traded on The Nasdaq Stock Market, the last reported sale price as officially quoted on The Nasdaq Stock Market, (iv) if the security is not then traded on The Nasdaq Stock Market, the last reported sale price on the over-the-counter market, as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices), or if such sale price is not available on such date, the average of the closing bid and asked prices on such date as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices), or (v) if there is no such organization or agency, as furnished by any member of the NASD selected mutually by the holder(s) and the Company or, if they cannot agree upon such selection, by a member selected by two such members of the NASD, one of which shall be selected by the holder(s) and one of which shall be selected by the Company.

     "Dilutive Transaction" shall mean any issuance by the Company after the
      --------------------
Closing Date of shares of its Capital Stock (or Stock Purchase Rights or Convertible Securities that would permit the purchase of the Company's Capital Stock) for a consideration less than the greater of (i) the Exercise Price per share then in effect or (ii) the then Fair Value per share.

     "Event of Default" means (a) the breach of any warranty, or the inaccuracy
      ----------------
of any representation, made by the Company herein, (b) the failure by the Company to comply with any covenant contained herein, or (c) an Event of Default under the Credit Agreement.

     "Exercise Period" means the period commencing on the Closing Date and
      ---------------
terminating on the fifteenth anniversary of the Closing Date.

     "Exercise Price" means the price per share of Class A Common Stock set
      --------------
forth on the cover page of this Warrant, as such price may be adjusted pursuant to Article IV.
   -----------

     "Fair Value" means the fair value of the appropriate security, property,
      ----------
assets, business or entity (taking into account the value to such business or entity of any covenant not to compete in favor thereof) as determined by an opinion of an independent investment banking firm or firms in accordance with the following procedure. In the case of any event which gives rise to a requirement to determine "Fair Value" pursuant to this Warrant, the Company shall be responsible for initiating the process by which Fair Value shall be determined as promptly as practicable, but in any event within thirty (30) days following such event, and if the procedures contemplated herein in connection with obtaining such opinion have not been complied with fully, then any such determination of Fair Value for any purpose of this Warrant shall be deemed to be preliminary and subject to adjustment pending full compliance with such procedures. The Company and the holder(s) of this Warrant or, if Fair Value is being determined other than for purposes of Article IV, the holders of Issued
                                            ----------
Warrant Shares (who, if more than one, shall agree among themselves by a two-thirds majority) shall each retain a separate independent investment banking firm (which firm, in either case, may be the independent investment banking firm regularly retained by the Company or any such holder); provided, however that
                                                       --------  -------
the holder(s) may, at its option, elect to rely on the firm retained by the Company in lieu of retaining its own firm. Such firms shall jointly determine the fair value of the security, property, assets, business or entity, as the case may be, in question and deliver their opinion in writing to the Company and to such holder. If such firms cannot jointly make such determination (or in the event that the holder(s) has elected to rely upon the firm retained by the Company and disagrees with the determination made by such firm), then, unless otherwise directed by agreement of the Company and the holders of two-thirds or more of the Warrant Shares, such firms (or firm), in their (or its) sole discretion, shall choose another independent investment banking firm of the Company or such holders, which firm shall make such determination and render such an opinion. In either case the determination so made shall be conclusive and binding on the Company and such holders. The fees and expenses of all investment banking firms retained pursuant to this provision shall be borne by the Company. Notwithstanding the foregoing, if the Company shall have effected a public offering of Class A Common Stock and the Class A Common Stock is traded on a public market, Fair Value means, with reference to the Warrant Shares, the Current Market Price of the Class A Common Stock as of any date of determination.

     "Guaranty" means the Guaranty dated as of September 10, 1999 executed by
      --------
the Initial Holder in favor of Bank of America, as the same may be amended from time to time.

     "Initial Holder" means Friedman's Inc.
      --------------

     "Issuable Warrant Shares" means the number of shares of Class A Common
      -----------------------
Stock issuable from time to time upon exercise of this Warrant.

     "Issued Warrant Shares" means the shares of Class A Common Stock that have
      ---------------------
been issued by the Company pursuant to the exercise of this Warrant.

     "NASD" means the National Association of Securities Dealers, Inc.
      ----

     "Notice of Exercise" means the form of Notice of Exercise set forth on
      ------------------
Exhibit 1-B.
-----------

     "Opinion of Counsel" means an opinion of counsel experienced in Securities
      ------------------
Act chosen by the holder of this Warrant or the holder of Issued Warrant Shares, which counsel may be counsel to such holder. Any such counsel must receive the prior approval of the Company, which approval shall not be unreasonably withheld.

     "Permitted Payment Methods" means either of (i) wire transfer of
      -------------------------
immediately available funds to an account in a bank located in the United States designated by the payee for such purpose or (ii) delivery of a certified or official bank check.

     "Person" means any individual, partnership, joint venture, firm,
      ------
corporation, limited liability company, association, trust or other enterprise (whether or not incorporated) or any governmental authority.

     "Put Options" means either of the options described in Section 7.1.
      -----------                                           -----------

     "Repurchase Period" means the period commencing on the earliest of (a) the
      -----------------
third anniversary of the Closing Date, (b) the termination of the Credit Agreement and the Guaranty, or (c) the occurrence of a Value Event, and terminating at 5:00 p.m. Atlanta time on the last day of the Exercise Period.

     "Securities Act" means the Securities Act of 1933, as amended, or any
      --------------
successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

     "Stock Purchase Rights" means any warrants, options or other rights to
      ---------------------
subscribe for, purchase or otherwise acquire any shares of Capital Stock or any Convertible Securities.

     "Subsidiary" means, as to any Person at any time, (a) any corporation more
      ----------
than 50% of whose capital stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at such time, any class or classes of such corporation's capital stock shall have or might have voting power by reason of the happening of any contingency) is at such time owned by such Person directly or indirectly through Subsidiaries, and (b) any partnership, association, joint venture or other entity of which such Person directly or indirectly through Subsidiaries owns at such time more than 50% of the Capital Stock. Unless otherwise identified, "Subsidiary" or "Subsidiaries" shall refer to Subsidiaries of the Company.

     "Value Event" means any of the following events:  (a) any merger or
      -----------
consolidation of the Company or any Subsidiary with or into any corporation that is not the Company or a wholly-owned Subsidiary of the Company, (b) any sale or disposition of all or substantially all the assets of the Company or any Subsidiary to a Person other than the Company or a wholly-owned Subsidiary of the Company, (c) any public offering by the Company or any subsidiary of Capital Stock or Convertible Securities, (d) any sale or other disposition by the Company or an Affiliate of the Company of shares of Capital Stock constituting (on a cumulative basis) more than 20% of the number of shares of such class of Capital Stock then outstanding (other than to an Affiliate of the Company) or
(e) any sale or other disposition of the capital stock of any Subsidiary (either in one sale or in a series of sales) constituting more than 20% of the outstanding capital stock of any Subsidiary.

     "Voting Stock" means securities of any class or series of a corporation or
      ------------
association the holders of which are ordinarily, in the absence of contingencies, entitled to participate in the election of directors or persons performing similar functions of such corporation or association.

     "Warrant" means this Warrant dated as of Closing Date issued to the Initial
      -------
Holder and all warrants issued upon the partial exercise, transfer or division of, or in substitution for, any warrant.

     "Warrant Shares" means the Issuable Warrant Shares plus the Issued Warrant
      --------------
Shares.

     The following terms have the meanings given to them in the indicated Sections of this Warrant:

          Term                       Section
          ----                       -------
          "Distribution"               6.1
          "Piggy-Back Shares"          5.2
          "Repurchase Price"           7.2

     Terms used but not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement. If the Credit Agreement is terminated prior to the termination of this Warrant, such terms shall have the definitions given to them in the Credit Agreement as in effect immediately prior to its termination.

     Whenever used in this Warrant, any noun or pronoun shall be deemed to include both the singular and plural and to cover all genders, and the words "herein," "hereof," and "hereunder" and words of similar import shall refer to this instrument as a whole, including any amendments hereto. Unless specified otherwise, all Article, Section and Exhibit references shall be to the Articles, Sections and Exhibits of or to this Warrant.


                                   ARTICLE II
                              EXERCISE OF WARRANT

     2.1  Right to Exercise.  On the terms and subject to the conditions of this
          -----------------
Article II, the holder hereof shall have the right, at its option, to exercise
----------
this Warrant in whole or in part at any time during the Exercise Period.

     2.2  Manner of Exercise, Issuance of Class A Common Stock.  To exercise
          ----------------------------------------------------
this Warrant, the holder hereof shall deliver to the Company (a) a Notice of Exercise duly executed by such holder specifying the number of shares of Class A Common Stock to be purchased, (b) an amount equal to the aggregate Exercise Price for all shares of Class A Common Stock to be purchased pursuant to this Warrant under such Notice of Exercise and (c) this Warrant. At the option of such holder, payment of the Exercise Price may be made by (A) either of the Permitted Payment Methods, (B) deduction from the number of shares delivered upon exercise of the Warrant of a number of shares which has an aggregate Fair Value on the date of exercise equal to the aggregate Exercise Price for all shares to be purchased under such Notice of Exercise pursuant to this Warrant, or (C) by any combination of the foregoing methods.

     Upon receipt of the required deliveries, the Company shall, as promptly as practicable but in any event within five Business Days thereafter, cause to be issued and delivered to the holder hereof (or its nominee) or, subject to
Article V, the transferee designated in the Notice of Exercise, a certificate or
---------
certificates representing shares of Class A Common Stock equal to the aggregate number of shares of Class A Common Stock specified in the Notice of Exercise (less any shares in payment of a cashless exercise pursuant to Section 2.2(B)).
                                                               --------------
Such certificate or certificates shall be registered in the name of the holder hereof (or its nominee) or in the name of such transferee, as the case may be. If this Warrant is exercised in part, the Company shall, at the time of delivery of such certificate or certificates, unless the Exercise Period has then expired, issue and deliver to the holder hereof or, subject to Article V the
                                                               ---------
transferee so designated in the Notice of Exercise, a new Warrant evidencing the right of the holder hereof or such transferee to purchase the aggregate number of shares of Class A Common Stock for which this Warrant shall not have been exercised, and this Warrant shall be canceled.

     2.3  Effectiveness of Exercise.  Unless otherwise requested by the holder
          -------------------------
hereof, this Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the holder or transferee so designated in the Notice of Exercise shall be deemed to have become the holder of record of such shares for all purposes, as of the close of business on the first date as of which each of the Notice of Exercise, payment of the Exercise Price (unless a cashless exercise is being effected pursuant to
Section 2.2(B)) and this Warrant are received by the Company.
--------------

     2.4  Fractional Shares.  The Company shall not issue fractional shares of
          -----------------
Class A Common Stock upon any exercise of this Warrant. As to any fractional share of Class A Common Stock which the holder hereof would otherwise be entitled to purchase from the Company, the Company shall purchase from the holder such fractional share at a price equal to an amount calculated by multiplying such fractional share (calculated to the nearest .001 of a share) by the Current Market Price of the Class A Common Stock calculated as of the date of the Notice of Exercise or, if there is not a Current Market Price for the Class A Common Stock, then the fair market value of a share of Class A Common Stock as determined by the Board of Directors of the Company. Payment of such amount shall be made at the time of delivery of any certificate or certificates deliverable upon such exercise in cash or by check payable to the order of the holder hereof or, subject to Article V, the transferee designated in the Notice
                             ---------
of Exercise, as the case may be.

     2.5  Continued Validity.  A holder of shares of Class A Common Stock issued
          ------------------
upon the whole or partial exercise of this Warrant shall continue to be entitled to all rights to which a holder of this Warrant is entitled pursuant to the provisions hereof except such rights as by their terms apply solely to the holder of a Warrant. The Company agrees and acknowledges that each such holder of shares of Class A Common Stock shall be and is hereby deemed to be a third party beneficiary of this Warrant.


                                  ARTICLE III
                      REGISTRATION, TRANSFER AND EXCHANGE

     The Company shall keep at its principal office an open register in which it shall provide for the registration, transfer and exchange of this Warrant. The holder hereof and the Company shall take such actions as may be necessary from time to time (or as may be reasonably requested by the other party) to effect the proper registration of this Warrant or portions hereof and in connection with any transfer or exchange of this Warrant or portions hereof. All Warrants issued upon any registration of transfer or exchange of Warrants shall be the valid obligations of the Company, evidencing the same rights, and entitled to the same benefits, as the Warrants surrendered upon such registration of transfer or exchange.

     Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, the Company will execute and deliver, in lieu thereof, a new Warrant. The Company and any agent of the Company may treat the Person in whose name this Warrant is registered on the register kept at the principal office of the Company as the owner and holder thereof for all purposes.


                                   ARTICLE IV
                            ANTIDILUTION PROVISIONS

     4.1  General Statements of Intent, Adjustment of Number of Shares
          ------------------------------------------------------------
Purchasable.  The Company hereby acknowledges that the initial number of shares
-----------
issuable upon exercise of this Warrant was calculated based upon the representation of the Company that the number of shares of the Company's Capital Stock outstanding on a fully diluted basis as of the Closing Date (including the Issuable Warrant Shares) was 6,589,913 shares of Class A Common Stock and 8,049,748 shares of Class B Common Stock. If for any reason it shall hereafter be determined by the holder of this Warrant that the actual number of shares or classes of the Company's Capital Stock outstanding on a fully diluted basis as of the Closing Date was different from the foregoing, such holder may notify the Company of such determination and if the Company does not dispute the same, the Company shall forthwith reissue this Warrant with appropriate adjustments in the initial number of shares issuable upon the exercise hereof. If the Company shall dispute such determination and the parties cannot otherwise resolve the dispute promptly and in good faith, then the Company shall appoint an independent arbitrator of recognized standing, who shall give his opinion as to the adjustment, if any, to be made to the number of shares issuable upon the exercise hereof. Upon receipt of such opinion, the Company shall promptly mail a copy thereof to the holder of this Warrant and shall make the adjustment described therein.

     It is the intent of the parties hereto that after giving effect to any exercise of this Warrant, the holder hereof and the holder of all Issued Warrant Shares would collectively be the owner of (or have the right to acquire pursuant hereto) 50% (as such amount may be adjusted in the event of a cashless exercise hereof pursuant to Section 2.2(B)) of the Company's Capital Stock outstanding on
                   ---------------
a fully diluted basis, except as such percentage may be reduced as a consequence of an issuance of Capital Stock as described in the proviso to the definition of "Adjustment Transaction" or otherwise not requiring any adjustment in the Exercise Price in accordance with Section 4.2.
                                  -----------

     Upon any adjustment of the Exercise Price as provided in Section 4.2, the
                                                              -----------
holder hereof shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Class A Common Stock obtained by multiplying the number of shares of Class A Common Stock purchasable hereunder immediately prior to such adjustment by a fraction (A) the numerator of which shall be the Exercise Price in effect immediately prior to such adjustment and (B) the denominator of which shall be the Exercise Price resulting from such adjustment.

     4.2  Adjustment of Exercise Price.  If any Adjustment Transaction shall
          ----------------------------
occur, the Exercise Price shall be adjusted by the Company upward or downward, as the case may be, so as to fairly preserve, without dilution or inflation, the purchase rights represented by this Warrant in accordance with Section 4.1 and
                                                               -----------
otherwise with the essential intent and purposes hereof. If the holder of this Warrant disputes the adjustment of the Exercise Price made by the Company and the parties cannot otherwise resolve the dispute promptly and in good faith, then the Company shall appoint an independent arbitrator of recognized standing, subject to the approval of such arbitrator by the holder of this Warrant, which approval shall not be withheld unreasonably, who shall give his opinion as to the adjustment, if any, to be made to the Exercise Price as the result of the relevant Adjustment Transaction. Upon receipt of such opinion, the Company shall promptly mail a copy thereof to the holder of this Warrant and shall make the adjustment described therein.

     Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the Exercise Price in the case of the issuance of shares of Class A Common Stock upon the exercise in whole or part of this Warrant.

     In case the Company after the date hereof shall propose to (i) pay any dividend payable in stock to the holders of shares of Capital Stock of the Company or to make any other Distribution to the holders of shares of Capital Stock of the Company, (ii) offer to the holders of shares of Capital Stock of the Company rights to subscribe for or purchase any additional shares of any class of stock or any other rights or options or (iii) effect any reclassification of the Capital Stock of the Company (other than a reclassification involving merely the subdivision or combination of outstanding shares of Capital Stock of the Company), or any capital reorganization or any consolidation or merger (other than a merger in which no distribution of securities or other property is to be made to holders of shares of Capital Stock of the Company), or any sale, transfer or other disposition of its property, assets and business as an entirety or substantially as an entirety, or the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall mail to the holder of this Warrant notice of such proposed action, which shall specify the date on which the stock transfer books of the Company shall close, or a record shall be taken, for determining the holders of Capital Stock of the Company entitled to receive such stock dividends or other Distribution or such rights or options, or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, other disposition, liquidation, dissolution shall take place or commence, as the case may be, and the date as of which it is expected that holders of Capital Stock of the Company of record shall be entitled to receive securities or other property deliverable upon such action, if any such date is to be fixed. Such notice shall be mailed in the case of any action covered by clause (i) or (ii) above at least ten (10) business days prior to the record date for determining holders of Capital Stock of the Company for purposes of receiving such payment or offer, or in the case of any action covered by clause (iii) above at least thirty (30) business days prior to the date upon which such action takes place and twenty
(20) business days prior to any record date to determine holders of Capital Stock of the Company entitled to receive such securities or other property or, in each case, such later date as shall be agreed by the holder hereof. Failure to file any certificate or notice or to mail any notice, or any defect in any certificate or notice pursuant to this Section shall not affect the legality or validity of the adjustment of the Exercise Price or the number of shares purchasable upon exercise of this Warrant, or any transaction giving rise thereto.


                                   ARTICLE V
                            RESTRICTIONS ON TRANSFER

     Neither this Warrant nor any Issued Warrant Shares shall be transferable without the prior written consent of the Company except (a) to an Affiliate of the holder hereof, (b) to a successor corporation to the holder hereof as a result of a merger or consolidation with, or sale of all or substantially all of the stock or assets of, the holder hereof, (c) as is or may be required by the holder hereof to comply with any federal or state law or any rule or regulation of any governmental or public body or authority, (d) in a public offering pursuant to an effective registration statement under the Securities Act, (e) in an offering constituting an exempt transaction under Rule 144 or Rule 144A, or
(f) pursuant to Article VII.
                -----------

     5.1  Notice of Proposed Transfer; Registration.  In the event that a holder
          -----------------------------------------
of this Warrant or of Issued Warrant Shares has given the Company notice of its intent to transfer this Warrant or any Issued Warrant Shares as permitted by subsection (a)-(c) and (e) and (f) of the first paragraph of this Article V,
                                                                  ---------
such holder shall obtain an Opinion of Counsel as to whether the proposed transfer may be effected without registration or qualification under any federal or state securities or blue sky law. Such Counsel shall, as promptly as practicable, notify the Company and the holder of such opinion and of the terms and conditions, if any, to be observed in such transfer, whereupon the holder shall be entitled to transfer this Warrant or such Issued Warrant Shares (or portion thereof).

     If (i) the Opinion of Counsel referred to in the first paragraph of this
Section 5.1 determines that the proposed transfer may not be effected without registration or qualification under the Securities Act and the securities or blue sky laws of any jurisdiction where the proposed transfer occurs or may be deemed to occur or (ii) the holder hereof or holder of Issued Warrant Shares so elects, such Person shall have the right to request the Company to use its best efforts to effect any such registration or qualification of the applicable Warrant Shares; provided, however, the Company shall only be required to use
                --------  -------
such best efforts (a) on one (1) occasion for any holder of the Warrants or Issued Warrant Shares pursuant to this Section, provided that such holder holds at least 50% of the Warrant Shares and (b) after such time as the Company is eligible to use Form S-3 (or its successor form or forms) as promulgated under the Securities Act; provided, further, if in the opinion of an independent
                    --------  -------
investment banking firm such registration or qualification would, if not deferred, materially and adversely affect a proposed business or financial transaction of substantial importance to the Company's financial condition (other than an underwritten public offering of its securities), the Company may defer such registration or qualification for a single period (specified in such notice) of not more than ninety (90) days.

     If the managing underwriter, who shall be selected by the Person who originally requested such registration to manage the distribution of the Warrant Shares being registered, advises the prospective sellers in writing that the aggregate number of Warrant Shares to be sold in the proposed distribution and other shares of Class A Common Stock, if any, requested to be registered by other holders of registration rights or proposed to be included in such registration by the Company should be less than the number of Warrant Shares and other shares of Class A Common Stock requested or proposed to be registered, the number of Warrant Shares and other shares of Class A Common Stock to be sold by each prospective seller (including the Company) shall be reduced as follows: first, the number of shares of Class A Common Stock proposed to be registered by the Company shall be reduced to zero, if necessary; second, the number of shares of Class A Common Stock proposed to be registered by the holders of Class A Common Stock possessing registration rights granted by the Company other than under or arising from this Warrant shall be reduced to zero, if necessary; and third, the number of Warrant Shares proposed to be included in such registration shall be reduced pro rata, so that each prospective seller may sell that proportion of Warrant Shares to be sold in the proposed distribution which the number of Warrant Shares proposed to be sold by such prospective seller bears to the aggregate number of Warrant Shares proposed to be sold by all prospective sellers.

     5.2  Incidental Registration and Qualification.  If the Company or any
          -----------------------------------------
security holder of the Company other than a holder hereof or of Issued Warrant Shares proposes to register any securities of the Company under the Securities Act on any registration form (otherwise than for the registration of securities to be offered and sold by the Company pursuant to (a) an employee benefit plan,
(b) a dividend or interest reinvestment plan, (c) other similar plans, or (d) reclassifications of securities, mergers, consolidations and acquisitions of assets), then not less than ninety (90) days prior to each such registration the Company shall give to the holder hereof and the holders of Issued Warrant Shares bearing the legend required by Section 5.7 written notice of such proposal which
                               -----------
shall describe in detail the proposed registration and distribution and, upon the written request of the holder hereof or a holder of Issued Warrant Shares furnished within thirty (30) days after the date of any such notice, proceed to include in such registration such Warrant Shares ("Piggy-Back Shares") as have been requested by any such holder to be included in such registration. The Company will in each instance use its best efforts to cause all such Piggy-Back Shares to be registered under the Securities Act and qualified under the securities or blue sky laws of any jurisdiction requested by a prospective seller, all to the extent necessary to permit the sale or other disposition thereof (in the manner stated in such request) by a prospective seller of the securities so registered.

     If the managing underwriter, who shall be selected by the Person who initiated such registration, advises the Company in writing that, in its opinion, the inclusion of the Piggy-Back Shares with the securities being registered by the Company and other prospective sellers would materially adversely affect the distribution of all such securities, then the Company and each prospective seller other than the Company may sell that proportion of the shares of Capital Stock of the Company to be sold in the proposed distribution which the number of shares of Capital Stock of the Company proposed to be sold by such prospective seller bears to the aggregate number of shares of Capital Stock of the Company proposed to be sold by all prospective sellers (including the Company); provided, that a prospective seller of Piggy-Back Shares may at its option delay its offering and sale for a period not to exceed ninety (90) days after the effective date of such registration as such managing underwriter shall reasonably request. In the event of such delay, the Company shall use its best efforts to effect any registration or qualification under the Securities Act and the securities or blue sky laws of any jurisdiction as may be necessary to permit such prospective seller of Piggy-Back Shares to make its proposed offering and sale following the end of such period of delay and shall pay all expenses related thereto in accordance with Section 5.5.
                                            -----------

     The holder hereof and any holder of Issued Warrant Shares who has requested shares of Class A Common Stock to be included in a registration pursuant to this Section, by acceptance hereof or thereof, agrees to (a) the selection by the Company or such other security holder of the underwriter to manage such registration and (b) execute an underwriting agreement with such underwriter that is (i) reasonably satisfactory to such holder and (ii) in customary form. Nothing in this Section shall be deemed to require the Company to proceed with any registration of its securities after giving the notice as provided herein; provided, however, that the Company shall pay all expenses incurred pursuant to
--------  -------
such notice in accordance with Section 5.5.
                               -----------

     5.3  Registration and Qualification Procedures.  Whenever the Company is
          -----------------------------------------
required by the provisions of Section 5.1 or 5.2 to effect the registration of
                              -----------    ---
any Warrant Shares under the Securities Act, the Company will, as expeditiously as is practicable, take such steps as are reasonably necessary or appropriate (and will consult in good faith with the holder hereof or the holder of Issued Warrant Shares, as applicable, as to what steps may be included) to prepare for a registration or qualification of its securities, including without limitation preparing and filing with the Commission a registration statement, and amendments and supplements thereto, furnishing to each seller sufficient copies of prospectuses, preparing and filing registrations under the blue sky laws of applicable jurisdictions, entering into and performing underwriting agreements, keeping each seller advised as to the progress of the steps being taken and otherwise taking such actions in cooperation with each seller as are customarily taken or required in connection with the public registration and sale of securities. The Company, the holder hereof and each holder of Issued Warrant Shares shall cooperate with each other in supplying such information as may be necessary for any of such parties to complete and file any information reporting forms presently or hereafter required by the Commission or any commissioner or other authority administering the blue sky or securities laws of any jurisdiction where shares of Class A Common Stock are proposed to be sold pursuant to this Article V.
                 ---------

     5.4  Holdback Agreements.  The Company agrees not to effect any public sale
          -------------------
or distribution of its Capital Stock or Convertible Securities or Stock Purchase Rights that would permit the purchase of Capital Stock of the Company during the seven (7) days prior to or ninety (90) days after any underwritten registration pursuant to Section 5.1 or 5.2 has become effective, except as part of such
            -----------    ---
underwritten registration and except pursuant to registrations on Form S-8 or S-4 or any successor or similar forms thereto, and to cause each Person who purchases its Capital Stock or such Convertible Securities or Stock Purchase Rights at any time after the date of this Warrant (other than in a public offering) to agree not to effect any such public sale or distribution of such securities, during such period.

     If any registration pursuant to Section 5.1 or 5.2 is in connection with
                                     -----------    ---
an underwritten public offering, each holder hereof and of Issued Warrant Shares agrees, if so required by the managing underwriter, not to effect any public sale or distribution of Issued Warrant Shares (other than as part of such underwritten public offering) during the period beginning seven (7) days prior to the effective date of such registration statement and ending on the ninetieth
(90th) day after the effective date of such registration statement; provided
                                                                    --------
that each Person that is an officer, director, or beneficial owner of five percent (5%) or more of the outstanding shares of any Capital Stock of the Company or Convertible Securities or Stock Purchase Rights that would permit the purchase of Capital Stock of the Company enters into such an agreement on similar terms.

     5.5  Allocation of Expenses. If the Company is required by the provisions
          ----------------------
of this Article V to use its best efforts to effect the registration or
        ---------
qualification under the Securities Act or any state securities or blue sky laws of any of the Warrant Shares, the Company shall pay all professional fees (including the costs and expenses incurred by such professionals), all expenses and all registration fees in connection therewith, including, without limitation, the reasonable legal fees, costs and expenses of counsel to any holder of this Warrant or Issued Warrant Shares.

     5.6  Indemnification.  In connection with any registration or qualification
          ---------------
of securities under this Article V, the Company agrees to indemnify the holder
                         ---------
hereof and the holders of any Issued Warrant Shares, including each Person, if any, who controls the holder or such stockholder within the meaning of Section 15 of the Securities Act, against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and the costs, fees and expenses of legal counsel) caused by any untrue, or alleged untrue, statement of a material fact contained in any such registration statement, preliminary prospectus, prospectus or notification or offering circular (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or caused by any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished in writing to the Company by the holder or any such stockholder or underwriter expressly for use therein. The Company and each officer, director and controlling Person of the Company shall be indemnified respectively by the holder of this Warrant and by the holders of any Issued Warrant Shares for all such losses, claims, damages, liabilities and expenses (including the costs of reasonable investigation and the costs, fees and expenses of legal counsel) caused by any such untrue, or alleged untrue, statement or any such omission or alleged omission, based upon information furnished in writing to the Company by the holder hereof or any such stockholder expressly for use therein.

     The indemnifying party shall be entitled to participate in and, to the extent it may wish, jointly with any other indemnifying party, to assume the defense of such action at its own expense, with counsel chosen by it and satisfactory to such indemnified party. The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the indemnified party unless
(a) the indemnifying party agrees to pay the same, (b) the indemnifying party fails to assume the defense of such action with counsel reasonably satisfactory to the indemnified party or (c) the named parties to any such action (including any impleaded parties) have been advised by such counsel that representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party). No indemnifying party shall be liable for any settlement entered into without its consent, which consent shall not be withheld unreasonably.

     If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities, expenses or actions in respect thereof referred to herein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, expenses or actions in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the sellers of such Capital Stock of the Company, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, expenses or actions as well as any other relevant equitable considerations, including the failure to give the notice required hereunder. The Company and the holder hereof agree that it would not be just and equitable if contribution pursuant to this Section were determined by any method of allocation which did not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section, in no event shall the amount contributed by any seller of Capital Stock of the Company exceed the net proceeds received by such seller from the sale of Capital Stock of the Company to which such contribution claim relates. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

     Each holder of this Warrant and each holder of shares of Issued Warrant Shares bearing the legend required by Section 5.7, by acceptance hereof or
                                      -----------
thereof, as the case may be, agrees to the indemnification and contribution provisions of this Section 5.6.
                   -----------

     5.7  Legend on Warrants and Certificates.  Each Warrant shall bear a legend
          -----------------------------------
in substantially the following form:

     "This Warrant and any shares of Class A Common Stock issuable upon the exercise of this Warrant have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be transferred, assigned, pledged, hypothecated or otherwise disposed of and no transfer or such securities will be made on the books of the Company, unless (i) such transfer is made in connection with an effective Registration Statement under such Act and any applicable state securities laws or (ii) the Company has been furnished with a satisfactory opinion of counsel for the holder hereof that such transfer is exempt from the registration requirement of such Act, the rules and regulations in effect thereunder and any applicable state securities laws."

     In case any shares are issued upon the exercise in whole or in part of this Warrant or are thereafter transferred, in either case under such circumstances that no registration under the Securities Act is required, each certificate representing such shares shall bear the following legend:

     "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be transferred, assigned, pledged, hypothecated or otherwise disposed of and no transfer or such securities will be made on the books of the Company, unless (i) such transfer is made in connection with an effective Registration Statement under such Act and any applicable state securities laws or (ii) the Company has been furnished with a satisfactory opinion of counsel for the holder hereof that such transfer is exempt from the registration requirement of such Act, the rules and regulations in effect thereunder and any applicable state securities laws. In addition, any transfer of these shares is subject to the conditions specified in the Warrant dated as of September 10, 1999 originally issued by Crescent Jewelers Inc. (the "Company") to Friedman's Inc. to purchase shares of Class A Common

     Stock, $.01 par value, of the Company. A copy of the form of such Warrant is on file with the Secretary of the Company at 315 11th Street, Oakland, California 94607, and will be furnished without charge by the Company to the holder of this certificate upon written request to the Secretary of the Company at such address."

     5.8  Termination of Restrictions. The restrictions imposed under this
          ---------------------------
Article V upon the transferability of this Warrant, or of Issued Warrant Shares,
---------
shall cease when (a) a registration statement covering such Issued Warrant Shares becomes effective under the Securities Act or (b) the Company receives an Opinion of Counsel that such restrictions are no longer required in order to ensure compliance with the Securities Act. When such restrictions terminate, the Company shall, or shall instruct its transfer agent and registrar to, issue new certificates in the name of the holder not bearing the legends required under Section 5.7.
      -----------

     5.9  Rule 144.  After any initial public offering of the Company's Capital
          --------
Stock, the Company covenants that it will file all reports required to be filed by it with the Commission, and that it will take such further action as a holder may reasonably request, all to the extent required from time to time to enable such holder to sell this Warrant or Issued Warrant Shares without registration under the Securities Act pursuant to Rule 144 (or any similar rule then in effect) promulgated by the Commission under the Securities Act. Upon the request of a holder, the Company will deliver to such holder a notice stating whether it has complied with such requirements.


                                   ARTICLE VI
           PARTICIPATION IN CORPORATE DISTRIBUTIONS AND OTHER RIGHTS

     6.1  Company's Obligation to Make Payments; Holder's Subscription Right.
          ------------------------------------------------------------------

          (a) The Company shall not declare, make or pay any dividend or other distribution, whether in cash, securities or other property, with respect to its Capital Stock (a "Distribution") unless it concurrently makes a cash payment to the holder of this Warrant equal to the product of (1) the amount of cash plus the Fair Value of any property or securities distributed with respect to each outstanding share of Capital Stock of the Company multiplied by (2) the number of shares of Class A Common Stock then issuable upon exercise of this Warrant.

          (b) Except for (i) repurchases of this Warrant or Issued Warrant Shares upon the exercise of the Put Options herein contained and (ii) repurchases of Capital Stock of the Company or Convertible Securities or Stock Purchase Rights that would permit the purchase of Capital Stock of the Company originally issued pursuant to Company Stock Plans, the Company shall not repurchase or redeem any of its Capital Stock or Convertible Securities or any Stock Purchase Rights which would permit the purchase of Capital Stock of the Company unless it concurrently makes a cash payment to the holder of this Warrant (which shall not be required to sell or tender for redemption any securities held by it as a result) equal to the product of (1) the quotient obtained by dividing (x) the aggregate amount of cash and the aggregate Fair Value of any property paid out by the Company in connection with any such repurchase or redemption by (y) the number of shares of Capital Stock of the Company outstanding on a fully diluted

(excluding Issuable Warrant Shares) basis immediately after such repurchase or redemption and (2) the number of Issuable Warrant Shares.

     (c) In the event that at any time after the date hereof the Company proposes to issue shares of its Capital Stock in a transaction that does not constitute a Dilutive Transaction and such shares are not being issued pursuant to an employee or director stock option or stock purchase plan or other equity-based incentive compensation plan sponsored by the Company, the Company shall notify the holder of this Warrant and of any Issued Warrant Shares of such proposed issuance thereof in writing. Within twenty (20) days after the receipt of such a notice, (i) the holder of this Warrant shall have the right (but not the obligation) to inform the Company in writing that such holder elects to have issued to it, for no additional consideration, additional warrants to acquire, at an exercise price equal to the proposed sale price of the shares being issued, a number of shares of Class A Common Stock equal to the number of shares then being issued by the Company multiplied by such holder's percentage of the then total number of outstanding shares of Capital Stock of the Company represented by the then outstanding Warrant and (ii) the holder of Issued Warrant Shares shall have the right (but not the obligation) to inform the Company in writing that such holder elects to have issued to it, at the price equal to the proposed sale price of the other shares then being issued, a number of shares of Class A Common Stock equal to the number of other shares then being issued multiplied by the percentage of the total number of outstanding shares of Capital Stock of the Company represented by the Issued Warrant Shares then held by the holder.

     6.2  Take-Along Rights.  The Company shall use its best efforts to obtain,
          -----------------
within a reasonable time after the date of this Warrant, for each holder of a Warrant or Issued Warrant Shares the right to be taken along in the sale of any Capital Stock of the Company by CJ Morgan LP, its Affiliates, and their successors and assigns, as the principal stockholder of the Company. Such rights shall be evidence by a letter agreement addressed to each holder, and any assignee, transferee or successor, substantially in the form of Exhibit 1-C
                                                                -----------
attached hereto and made a part hereof.


                                  ARTICLE VII
                                  PUT OPTIONS

     7.1  Company's Obligation to Repurchase Warrants and Issued Warrant
          --------------------------------------------------------------
Shares.  Upon written notice from the holder of this Warrant from time to time
------
during the Repurchase Period, the Company shall, within sixty (60) days of the date designated in such notice, repurchase from such holder all or the portion of this Warrant designated in such notice for an amount determined by multiplying (a) the Repurchase Price per share of Class A Common Stock as of the date of such notice less the Exercise Price per share in effect on such date by
(b) the number of Issuable Warrant Shares as of such date that are designated for repurchase in such notice; provided, however, the Company shall not be obligated to repurchase any portion of this warrant, if such repurchase would violate any terms of the Credit Agreement. On the date designated for such repurchase, the holder shall surrender this Warrant to the Company, without being required to make any representation or warranty (other than that the holder has good and valid title to the Warrant free and clear of liens, claims, encumbrances and restrictions of any kind), against payment therefor by either of the Permitted Payment Methods, as selected by the holder. If less than all of this Warrant is being repurchased, the Company shall cancel this Warrant and issue in the name of, and deliver to, the holder a new Warrant for the portion of the Issuable Warrant Shares not being repurchased.

     7.2  Determination of the Repurchase Price.  For the purposes of this
          -------------------------------------
Article VII, the Repurchase Price per share of Class A Common Stock as of a date
-----------
specified herein (the "Repurchase Price") shall be equal to the quotient of the Fair Value of the Company as of the date of such determination divided by the number of shares of Capital Stock of the Company outstanding on a fully diluted basis (including the Issuable Warrant Shares, after giving effect to the payment of the Exercise Price therefor), as of such date.


                                  ARTICLE VIII
                       FINANCIAL AND BUSINESS INFORMATION

     8.1  Information.  As long as the Credit Agreement and Guaranty are in
          -----------
effect, the Company shall deliver to the holder hereof or of Warrant Shares (i) copies of the financial and other information required by the Credit Agreement to be delivered to the Bank of America or any successor agent thereunder and
(ii) the information specified in subsection (a) below. In the event the Credit Agreement and Guaranty are terminated, the Company shall thereafter deliver to the holder hereof or of Issued Warrant Shares:

          (a) as soon as such information is delivered to the Board of Directors of the Company after the end of each calendar month in each fiscal year of the Company, and in any event within forty-five (45) days thereafter, one copy of
(i) the unaudited consolidated balance sheet of the Company and its Subsidiaries as at the end of such month and (ii) the unaudited consolidated statements of income, retained earnings and changes in financial position of the Company and its Subsidiaries for such month, in each case setting forth in comparative form the figures for the corresponding dates and periods in the previous fiscal year. Such statements shall be (1) prepared in accordance with generally accepted accounting principles consistently applied, (2) in reasonable detail and (3) certified as complete and correct by the chief financial or accounting officer of the Company;

          (b) as soon as practicable after the end of each fiscal year of the Company and in any event within ninety (90) days thereafter, one copy of (i) the consolidated balance sheet of the Company and its Subsidiaries as at the end of such year and (ii) consolidated statements of income, retained earnings and changes in financial position of the Company and its Subsidiaries for such year, in each case setting forth in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by a report thereon by a firm of independent certified public accountants of recognized national standing selected by the Company, which report shall state that (1) such financial statements fairly present the financial position of the entities being reported upon at the end of such year and the results of their operations and changes in accounting principles consistently applied (except for changes in accounting principles with which such accountants concur), and (2) its examination of such financial statements has been made in accordance with generally accepted auditing standards and included such tests of the accounting records and other auditing procedures as they considered necessary in the circumstances;

     (c) within 30 days after the end of each fiscal year of the Company, projections of the financial performance of the Company for the forthcoming fiscal year, in such detail and with respect to such particular matters as the holder hereof or of Issued Warrant Shares may reasonably request;

     (d) if applicable, promptly upon their becoming available, one copy of each report, notice or proxy statement sent by the Company to its stockholders generally and of each regular or periodic report or registration statement, prospectus or written communication (other than transmittal letters) filed by the Company with the Commission or any securities exchange on which shares of Capital Stock of the Company are listed;

     (e) promptly upon the occurrence thereof or upon the Company's obtaining knowledge thereof, notice of the existence of an Event of Default, describing such Event of Default in reasonable detail; and

     (f) with reasonable promptness, such other information as from time to time may be reasonably requested by the holder hereof or of any Issued Warrant Shares.


                                   ARTICLE IX
                         REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

     The Company hereby represents and warrants to the Initial Holder and each subsequent holder of this Warrant that as of the Closing Date:

     9.1  Organization and Capitalization of the Company.  The Company is a
          ----------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The authorized capital of the Company consists (i) 5,000,000 shares of Preferred Stock, none of which are issued and outstanding,
(ii) 28,000,000 shares of Class A Common Stock, 54,347 of which are issued and outstanding and held by the holders listed on Schedule 9.1(a) hereto, and (iii) 10,000,000 shares of Class B Common Stock, 7,888,557 shares of which are issued and outstanding and which are held by the holders listed on Schedule 9.1(b) hereto. Except as described on Schedule 9.1(c) hereto no unissued shares of Class A Common Stock or Class B Common Stock are reserved for any purpose other than for issuance upon the exercise of this Warrant and the Company has not issued or agreed to issue any Stock Purchase Rights or Convertible Securities, and there are no preemptive rights in effect with respect to the issuance of any shares of Class A Common Stock or Class B Common Stock. All the outstanding shares of the Company's Capital Stock have been validly issued without violation of any preemptive or similar rights and are fully paid and nonassessable.

     9.2  Organization and Capitalization of Subsidiaries.  The Company's
          -----------------------------------------------
Subsidiaries and their jurisdiction of incorporation or organization are set forth on Schedule 9.2 hereto. The Subsidiaries of the Company are validly
         ------------
existing and in good standing under the laws of their respective jurisdictions of incorporation or organization. The authorized Capital Stock and currently outstanding shares of Capital Stock of such Subsidiaries are as set forth on
Schedule 9.2.  No unissued shares of Capital Stock of such Subsidiaries are
------------
reserved for any purpose. The Company and such Subsidiaries have not issued or agreed to issue any Stock Purchase Rights or Convertible Securities which would permit the purchase of Capital Stock of such Subsidiaries, and there are no preemptive rights with respect to the issuance of any shares of Capital Stock of such Subsidiaries. All of the outstanding shares of the Capital Stock of such Subsidiaries are held by the Company and have been validly issued without violation of an preemptive or similar rights and are fully paid and nonassessable.

     9.3  Authority.  The Company has full corporate power and authority to
          ---------
execute and deliver this Warrant and to perform all of its obligations hereunder, and the execution, delivery and performance hereof have been duly authorized by all necessary corporate action on its part. This Warrant has been duly executed on behalf of the Company and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms.

     9.4  No Legal Bar.  Neither the execution, delivery or performance of this
          ------------
Warrant will (a) conflict with or result in a violation of the certificate of incorporation or bylaws of the Company, (b) conflict with or result in a violation of any law, statute, regulation, order or decree applicable to the Company or any Affiliate (except that the Company's ability to honor its obligations with respect to the Put Options is subject to the availability of sufficient earned and/or capital surplus), (c) require any consent or authorization or filing with, or other act by or in respect of, any governmental authority, or (d) result in a breach of, constitute a default under or constitute an event creating rights of acceleration, termination or cancellation under any mortgage, lease, contract, franchise, instrument or other agreement to which the Company is a party or by which it is bound.

     9.5  Validity of Shares.  When issued upon the exercise of this Warrant as
          ------------------
contemplated herein, shares of Class A Common Stock will have been validly issued and will be fully paid and nonassessable.

     9.6  Credit Agreement.  Each of the representations and warranties
          ----------------
contained in the Credit Agreement are true and correct and of the same legal effect and force as if made in this Warrant.


                                   ARTICLE X
                            COVENANTS OF THE COMPANY

     10.1  No Impairment or Amendment.  Except for the CJ Morgan LP
           --------------------------
Restructuring as described below, the Company shall not by any action including, without limitation, amending its certificate of incorporation or bylaws, any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant or impair the ability of the holder hereof or of Issued Warrant Shares to realize upon the intended economic value hereof, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate to protect the rights of the holder hereof or of Issued Warrant Shares against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Class A Common Stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise, (b) take all such action as may be necessary or appropriate in order that the Company may validly issue fully paid and nonassessable shares of Class A Common Stock upon the exercise of this Warrant, (c) obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant, and (d) not issue any Capital Stock of any class which is preferred as to dividends or as to the distribution of assets upon the voluntary or involuntary dissolution, liquidation or winding up of the Company. The Company and the Initial Holder agree that the provisions of this Section 10.1 shall not be interpreted to prevent or prohibit the exchange by the holder of Class A Common Stock listed on
Schedule 9.1(a) and the holders of Class B Common Stock listed on Schedule 9.1(b), of all of their interests in such Capital Stock of the Company for limited partnership interests in CJ Morgan LP or for interests in other entities controlling or controlled by CJ Morgan LP (the "CJ Morgan LP Restructuring").

     10.2  Reservation of Class A Common Stock.  The Company will at all times
           -----------------------------------
reserve and keep available, solely for issuance, sale and delivery upon the exercise of this Warrant, a number of shares of Class A Common Stock equal to the number of shares of Class A Common Stock issuable upon the exercise of this Warrant. All such shares of Class A Common Stock shall be duly authorized and, when issued upon exercise of this Warrant, shall be validly issued and fully paid and non-assessable with no liability on the part of the holders thereof.

     10.3  Listing on Securities Exchange.  If the Company shall list any shares
           ------------------------------
of Class A Common Stock on any securities exchange it will, at its expense, list thereon, maintain and increase when necessary such listing of, all Issued Warrant Shares and, to the extent permissible under the applicable securities exchange rules, all Issuable Warrant Shares, so long as any shares of Class A Common Stock shall be so listed. The Company will also so list on each securities exchange, and will maintain such listing of, any other securities which the holder of this Warrant shall be entitled to receive upon the exercise thereof if at the time any securities of the same class shall be listed on such securities exchange by the Company.

     10.4  Disposal of Assets.  Without the prior written consent of the holder
           ------------------
hereof and the holder of any Issued Warrant Shares or as otherwise permitted under the Credit Agreement, if such agreement has not expired or terminated, the Company shall not, other than in the ordinary course of its business, either directly or indirectly, dispose of all or substantially all of the business, assets or securities of the Company or of any Subsidiary of the Company.

     10.5  Interested Transactions.  Without the prior written consent of the
           -----------------------
holder hereof and of the holder of any Issued Warrant Shares, or as otherwise permitted under the Credit Agreement, if such agreement has not expired or terminated, neither the Company nor any

Subsidiary of the Company shall (a) merge, consolidate with, or otherwise acquire all or any portion of the business, assets or securities of any Affiliate of the Company; (b) make any loans or other advances of money to officers, directors or stockholders of the Company, any Subsidiary of the Company or any Affiliate of the Company; or (c) otherwise enter into, or be a party to, any transaction with any officer, director, stockholder of the Company, any Subsidiary of the Company or any Affiliate of the Company or of such officer, director or stockholder; except in each of the foregoing cases pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms which are no less favorable to the Company or such Subsidiary than would obtain in a comparable arm's length transaction with a Person not an officer, director, stockholder or Affiliate of the Company or such Subsidiary or Affiliate of the Company.

     10.6  Indemnification.  If the Company fails to make when due any payments
           ---------------
provided for in this Warrant, the Company shall pay to the holder hereof (a) interest at a rate equal to the prime lending rate published in The Wall Street Journal on the date such payment was due plus 2%, on any amounts due and owing to such holder and (b) such further amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees and expenses incurred by such holder in collecting any amounts due hereunder. The Company shall indemnify, save and hold harmless the holder hereof from and against any and all liability, loss, cost, damage, reasonable attorneys' and accountants' fees and expenses, court costs and all other out-of-pocket expenses incurred in connection with or arising from the violation of this Agreement by the Company, except to the extent that any of the foregoing is the result of such holder's own gross negligence or willful misconduct.

     10.7  Certain Expenses.  Except as specifically provided to the contrary in
           ----------------
Section 5.6, the Company shall pay all expenses in connection with, and all
-------------
taxes (other than stock transfer taxes) and other governmental charges that may be imposed in respect of, the issue, sale and delivery by the Company to the holder or holders of this Warrant of (a) the Warrant, (b) the Issuable Warrant Shares and (c) the Issued Warrant Shares.

     10.8  Other Covenants.  The Company and its Subsidiaries will at all times
           ---------------
abide by the covenants contained in Sections 7 (excluding those covenants contained in Sections 7.11, 7.12, 7.13 and 7.15) and 8.11(a) of the Credit Agreement as if such covenants were contained herein. If the Credit Agreement is terminated prior to the termination of this Warrant, such covenants shall remain in full force and effect under this Agreement as such covenants existed in the Credit Agreement as in effect immediately prior to termination.


                                   ARTICLE XI
                                 MISCELLANEOUS

     11.1  Nonwaiver.  No course of dealing or any delay or failure to exercise
           ---------
any right, power or remedy hereunder on the part of the holder hereof shall operate as a waiver of or otherwise prejudice such holder's rights, powers or remedies.

     11.2  Holder Not a Stockholder.  Prior to the exercise of this Warrant as
           ------------------------
hereinbefore provided, the holder hereof shall not be entitled to any of the rights of a stockholder of the Company including, without limitation, the right as a stockholder to (a) vote on or consent to any proposed action of the Company or (b) receive (i) dividends or any other distributions made to stockholders (except as provided in Article VI), (ii) notice of or attend any meetings of
                       ----------
stockholders of the Company (except as provided in Article IV) or (iii) notice
                                                   ----------
of any other proceedings of the Company (except as provided in Article IV).
                                                               ----------

     11.3  Notices.  Any notice, demand or delivery to be made pursuant to the
           -------
provisions of this Warrant shall be sufficiently given or made if sent by first class mail postage prepaid, addressed to (a) the holder of this Warrant or Issued Warrant Shares at its last known address appearing on the books of the Company maintained for such purpose or (b) the Company at its principal office at 315 11th Street, Oakland, California 94607, Attention: Joe Donaghy, Chief Financial Officer. The holder of this Warrant and the Company may each designate a different address by notice to the other pursuant to this Section
                                                                      -------
11.3.
----

     11.4  Like Tenor.  All Warrants shall at all times be identical, except as
           ----------
to the Preamble.

     11.5  Remedies.  The Company stipulates that the remedies at law of the
           --------
holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     11.6  Successors and Assigns.  This Warrant and the rights evidenced hereby
           ----------------------
shall inure to the benefit of and be binding upon the successors and assigns of the Company, the holder hereof and (to the extent provided herein) the holders of Issued Warrant Shares, and shall be enforceable by any such holder.

     11.7  Modification and Severability.  If, in any action before any court or
           -----------------------------
agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Agreement, but this Agreement shall be construed as if such unenforceable provision had never been contained herein.

     11.8  Integration.  This Warrant replaces all prior agreements, supersedes
           -----------
all prior negotiations and constitutes the entire agreement of the parties with respect to the transactions contemplated herein.

     11.9  Amendment.  This Warrant may not be modified or amended except by
           ---------
written agreement of the Company and the holder hereof.

     11.10  Headings.  The headings of the Articles and Sections of this Warrant
            --------
are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

     11.11  GOVERNING LAW.  THIS WARRANT SHALL BE GOVERNED BY THE INTERNAL LAWS
            -------------
(AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF DELAWARE.

                            [signature page follows]

     IN WITNESS WHEREOF, this Warrant has been executed by the Company as of the Closing Date.

                                    CRESCENT JEWELERS INC.


                                    By:
                                         /s/ Joseph M. Donaghy
                                         --------------------------------------
                                      Name:  Joseph M. Donaghy
                                            -----------------------------------
                                      Title: Senior Vice President &
                                             ----------------------------------
                                             Chief Financial Officer

                                    CRESCENT JEWELERS


                                    By: /s/ Joseph M. Donaghy
                                        ---------------------------------------
                                      Name: Joseph M. Donaghy
                                            -----------------------------------
                                      Title: Chief Financial Officer
                                             ----------------------------------


                                    SPARKLE INSURANCE COMPANY


                                    By: /s/ Joseph M. Donaghy
                                        ---------------------------------------
                                      Name: Joseph M. Donaghy
                                            -----------------------------------
                                      Title:
                                            -----------------------------------
                                     -25-